UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2011

USA REAL ESTATE INVESTMENT TRUST
(Exact name of Registrant as specified in its charter)

California	0-16508	68-0420085
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

 650 Howe Avenue, Suite 730, Sacramento, California, 95825
(Address of principal executive offices)

(916) 761-4992
Registrant's telephone number, including area code

1066 Vanderbilt Way, Sacramento, California 95825
(Former Name or former address, if changed since last report)

Item 4.01  Changes in Registrant's Independent Registered Public Accounting Firm.

On November 1, 2011, USA Real Estate Investment Trust (“the Trust”) notified Perry-Smith LLP ("Predecessor Auditor") they had been dismissed as the Trust’s independent registered public accounting firm and would be replaced by Crowe Horwath LLP ("Crowe") as the independent registered public accounting firm for the Trust for the year ending December 31, 2011.

Predecessor Auditor served as the Trust’s independent registered public accounting firm for the years ended December 31, 2010 and 2009. On November 1, 2011, the Trustees determined to replace Predecessor Auditor with Crowe as the Trust’s independent auditor for the year ending December 31, 2011.

Predecessor Auditor’s reports on the Trust’s financial statements for the years ended December 31, 2010 and 2009 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2010 and 2009, and through November 1, 2011, there were no disagreements between the Trust and Predecessor Auditor on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of Predecessor Auditor, would have caused Predecessor Auditor to make reference to the matter in their report.  None of the “reportable events” described in Item 304(a)(1)(v) of Regulation S-K of the SEC’s rules and regulations have occurred during the fiscal years ended December 31, 2010 and 2009 or through November 1, 2011.

The Trust has requested Predecessor Auditor to furnish the Trust with a letter addressed to the Commission stating whether Predecessor Auditor agrees with the above statements. A copy of Predecessor Auditor’s letter, dated November 4, 2011, is attached as Exhibit 16.1 to this Form 8-K.

During the fiscal years ended December 31, 2010 and 2009 and through the date of this Form 8-K, neither the Trust nor anyone acting on its behalf consulted Crowe regarding (1) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Trust’s financial statements, or (2) any matter that was either the subject of a disagreement with Predecessor Auditor on accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of Predecessor Auditor, would have caused Predecessor Auditor to make reference to the matter in their report, or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K of the SEC’s rules and regulations.

Item 9.01 Exhibits.

d. Exhibits
The following exhibit is furnished with this report pursuant to Item 4.01:

Exhibit
Number                      Description
16.1	Letter to the Securities and Exchange Commission from Perry-Smith LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORPORATION NAME

Date: November 4, 2011	By:	/s/ Gregory E. Crissman
Gregory E. Crissman
Chief Financial Officer
(Duly Authorized Representative)

EXHIBIT INDEX

Exhibit
Number                 Description of Exhibit(s)

16	Letter to the Securities and Exchange Commission from Perry-Smith LLP.